APRIL 14, 2025
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
Effective April 11, 2025, the Hartford Schroders Sustainable International Core Fund was liquidated pursuant to a Plan of Liquidation. Accordingly, all references to the Hartford Schroders Sustainable International Core Fund in the above referenced SAI are deleted in their entirety effective immediately.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.